                                                           EXHIBIT 10.53; PAGE 1

                             8% SIXTY-DAY TERM NOTE

$200,000
                               FEBRUARY 17, 1998

      HYDRO COMPONENTS, INC., a Pennsylvania corporation (the "BORROWER" or "HCI"), for the value received, hereby unconditionally and absolutely promises to pay to the order of ELECTROPURE, INC., a California Corporation, or holder (the "HOLDER"), upon presentation and surrender of this Note at its office at P.
O. Box 1096, Blue Bell, PA 19422, or such other place as the Borrower may, from time to time, designate, the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000), in lawful money of the United States, on April 17, 1998, or if such day is not a regular business day, then on the next business day thereafter (the "Maturity Date"). Accrued interest shall be paid on the Maturity Date in accordance with the terms set forth in Section 2 hereof.

        1.     CONDITIONS PRECEDENT.

               The Borrower and Holder hereby represent and warrant that concurrent with the execution of this Note:

               A. Borrower will enter into Stock Purchase Agreements with the stockholders of Hydro Components, Inc., a Pennsylvania corporation ("HCI"), to redeem and retire such stockholders' capital stock of such corporation to the end that Joseph M. Bernatowicz, the Guarantor of this Note ("Guarantor"), will then become the sole and separate shareholder of all issued and outstanding stock of HCI, thereby vesting all right, title and interest in and to all assets of any kind whatsoever, tangible and intangible, of such corporation free and clear of all encumbrances.

               B. Borrower and HCI, on the date hereof, shall enter into an Assignment Agreement, in the form of Exhibit "A" hereto, granting Holder, in exchange for a payment of $200,000.00, all right, title and interest in and to certain proprietary membrane technology of HCI, free and clear of all encumbrances thereon.

               C. Borrower shall utilize all proceeds received from Holder pursuant to this Note and the above Assignment Agreement, for total proceeds of $400,000.00, to complete the acquisition of the assets and capital stock of HCI as contemplated under Paragraph 1A above.

        2.     PAYMENTS AND PREPAYMENTS.

               (a) All payment and prepayments of principal and interest shall be made in immediately available funds to the Holder at its office at 23456 Southpointe, Laguna Hills, California 92653.

               (b) The unpaid principal amount of the Note from time to time outstanding shall bear interest from the date of this Note at the rate of Eight (8%) per annum until paid. Accrued interest shall be paid on the Maturity Date and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                                                           EXHIBIT 10.53; PAGE 2

               (c) The Borrower may prepay at any time all or any part of this Note without penalty.

        3. EVENTS OF DEFAULT. If one or more of the following described events shall occur (each an "Event of Default"):

        (a) The Borrower shall fail to conclude the purchase of the capital stock of HCI concurrent with the execution of this Note; or

               (b) The Borrower shall fail to pay the principal of, or interest on, this Note within five (5) days after the Holder has given written notice to the Borrower that the same has become due; or

               (c) The Borrower shall fail to perform or observe any of the provisions contained in any Section of this Note and such failure shall continue for more than thirty (30) days after the Holder has given written notice to the Borrower; or

               (d) Any material representation or warranty made in writing by or on behalf of the Borrower in this Note shall prove to have been false or incorrect in any material respect, or omits to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading, on the date as of which made, and the Borrower shall have failed to cure such false or incorrect statement within thirty (30) days after the Holder has given written notice to Borrower; or

               (e) The Borrower shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of a receiver, trustee, or similar officer for it or for all or any substantial part of its property (including assets or capital stock of HCI); or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower and such appointment shall continue undischarged for a period of thirty (30) days; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower and shall remain undismissed for a period of ninety (90) days; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower and such judgment, writ, or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy; or

               (f) The Borrower shall be enjoined, restrained or in any way prevented by a court order from continuing to conduct all or any material part of its business affairs;

               (g) Any suit, action or other proceeding (judicial or administrative) commenced against the Borrower, or with respect to any assets of the Borrower (including assets and capital stock of HCI), shall threaten to have a material adverse effect on its future financial condition, including, without

                                                           EXHIBIT 10.53; PAGE 3

limitation a final judgment or settlement in excess of $25,000 in excess of insurance shall be entered in, or agreed to in respect of any such suit, action or proceeding.

        THEN, or at any time thereafter, and in each and every case:

                      (1) Where the Borrower is in default under the provisions of Section 3(e) hereof, the entire unpaid principal amount of the Note, all interest accrued and unpaid thereon, and all other amounts payable to the Holder hereunder shall automatically become and be forthwith due and payable without offset or counterclaim of any kind and without presentment, demand, protest or notice of any kind, and without regard to the running of the statute of limitations, all of which are hereby expressly waived by the Borrower; and

                      (2) In any other case referred to in this Section 3, the Holder may, by written notice to the Borrower, declare the entire unpaid principal amount of this Note, all interest accrued and unpaid hereon, and all other amounts payable hereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable, without offset or counterclaim of any kind and without presentment, demand, or protest, and without regard to the running of any statutes of limitation, all of which are hereby expressly waived by the Borrower.

               Any declaration made pursuant to Section 3(2) hereof is subject to the condition that, if at any time after the principal of this Note shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon this Note (except that principal of this Note which by such declaration shall have become payable) shall have been duly paid, and every Event of Default shall have been made good, waived or cured, then and in every such case the Holder shall be deemed to have rescinded and annulled such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

        4. SECURITY INTERESTS. To secure Holder's rights under this Agreement and the other agreements contemplated in Paragraph 1 hereof, HCI shall:

               (a) grant Electropure a fully perfected, first interest on all assets of HCI pursuant to a separate Security Agreement, Exhibit "B" hereto; and

               (b) cause the delivery to Holder of the Unlimited Personal Guaranty of Joseph M. Bernatowicz (the "Guarantor"), Exhibit "C" hereto.

        5. TRANSFER. Subject to the applicable law, this Note or any portion of the principal amount hereof (or any remaining balance if any pre-payments have occurred pursuant to Section 2 hereof) is transferable on the records of the Borrower upon presentation of this Note, properly endorsed, at his principal office; upon such presentation and transfer a new Note or Notes will be issued. For the purposes of payment and all other purposes, the Borrower shall deem and treat the person in

                                                           EXHIBIT 10.53; PAGE 4

whose name this Note is registered as the absolute owner hereof and the Borrower shall not be affected by any notice to the contrary.

        6.     MISCELLANEOUS.

               (a) Notwithstanding the foregoing, the Borrower promises to pay interest after maturity (whether by acceleration or otherwise, and before as well as after judgment) at the same rate as above provided prior to maturity on balances, if any, then outstanding.

               (b) Interest under this Note shall be computed on the basis of a thirty (30) day month and a year of 360 days for the actual number of days elapsed.


        IN WITNESS WHEREOF, the Borrower and Holder caused this Note to be executed as of the day and year first above written.

"HOLDER"                                  "BORROWER"

ELECTROPURE, INC.                         HYDRO COMPONENTS, INC.

By  /S/  FLOYD H. PANNING                 By  /S/  JOSEPH M. BERNATOWICZ
   -----------------------------------       -----------------------------------
    Floyd H. Panning, President               Joseph M. Bernatowicz, President

                                                           EXHIBIT 10.53; PAGE 5

                              ASSIGNMENT AGREEMENT
                     (Exhibit "A" to 8% Sixty-Day Term Note)

This agreement is effective as of February 17, 1998, by and between ELECTROPURE, INC., a California Corporation, of 23456 Southpointe, Laguna Hills, CA 92653 (hereinafter called "ELECTROPURE") and HYDRO COMPONENTS, INC., a Pennsylvania Corporation, of P. O. Box 1096, Blue Bell, PA 19422 (hereinafter called "HCI").

                                   WITNESSETH:

Whereas HCI has developed various techniques and intellectual properties and know-how based on proprietary ion exchange membrane technology using specially prepared ion exchange powders and polymers and the know-how to extrude these materials into a homogeneous sheet form (hereinafter, collectively referred to as the "Intellectual Property"); and

Whereas ELECTROPURE has long been active in the development of equipment for the production of high quality industrial water utilizing ion exchange membranes and is desirous of developing the HCI membrane for use with its own equipment; and

WHEREAS, HCI has the right and has offered to assign to ELECTROPURE said Intellectual Property and to provide all necessary technical training for the development and use thereof all in exchange for the payment by ELECTROPURE of Two Hundred Thousand ($200,000) Dollars (the "Purchase Price").

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.      ASSIGNMENT OF RIGHTS

        1.1 Subject to the terms and conditions of this Agreement, HCI hereby assigns all of its rights, title and interest in and to the Intellectual Property to ELECTROPURE in perpetuity and without limitation of any kind whatsoever.

        1.2 This AGREEMENT is irrevocable, and HCI may not terminate this AGREEMENT by reason of ELECTROPURE's material breach; provided, however, that in no event shall this provision be construed to nullify any other remedy for a material breach by ELECTROPURE which is expressly provided herein or otherwise available at law or in equity.

        1.3 The assignment granted herein is exclusive in that HCI represents that it has not granted to another person, firm, entity, or governmental agency any rights to the Intellectual Property that are in conflict with the assignment of rights granted to ELECTROPURE above. HCI further represents and warrants that such Intellectual Property is free and clear of all claims, liens, encumbrances, security interests and restrictions and that it has full right and authority to assign the Intellectual Property to ELECTROPURE.

                                                           EXHIBIT 10.53; PAGE 6

        1.4 HCI holds no patents, copyrights or trademarks on the Intellectual Property and does not purport to assign or license any such rights to ELECTROPURE. HCI does, however, hereby grant ELECTROPURE a continuing, irrevocable and exclusive right, to the extent that it is within its legal right to do so, a continuing, irrevocable and exclusive right to use the name "Hydro Components" and/or "HCI". Such use shall be at the sole option and discretion of ELECTROPURE, whether in conjunction with the Intellectual Property or otherwise, without further or additional consideration by ELECTROPURE.

        1.5 Retained Rights. All rights that are not expressly granted to ELECTROPURE herein are retained by HCI.

2.      DELIVERY OF PURCHASE PRICE

        2.1 ELECTROPURE represents that it will transfer the Purchase Price by bank wire transfer to HCI's banking institution upon the completion of this AGREEMENT, but in no case later than 24 hours after this Agreement has been returned to ELECTROPURE, fully executed by HCI.

3.      HCI WARRANTIES AND TECHNICAL SUPPORT

        3.1 HCI shall at its expense, unless otherwise provided, furnish to ELECTROPURE all necessary technical support and training at ELECTROPURE'S facility regarding the use, application and operation of the Intellectual Property as required, with all travel and lodging expenses to be the sole responsibility of HCI.

        3.2 The parties have determined that it is in the best interest of the parties that HCI disclaim any and all performance warranties regarding the Intellectual Property, and provide in lieu thereof, technical support services as set forth above. Accordingly, the disclaimer of performance warranties provided below does not nullify HCI's obligations to provide such technical support.

        3.3 The Intellectual Property is assigned to ELECTROPURE on an "AS-IS" basis. HCI does not warrant, guarantee or make any representation regarding the use or the results of the use of the Intellectual Property in terms of correctness, accuracy, reliability, currentness or otherwise. ELECTROPURE assumes the entire risk as to the performance and results of the Intellectual Property.

        3.4 ELECTROPURE EXPRESSLY ACKNOWLEDGES THAT NO REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS AGREEMENT HAVE BEEN MADE RESPECTING THE INTELLECTUAL PROPERTY TO BE PROVIDED HEREUNDER, AND THAT ELECTROPURE HAS NOT RELIED ON ANY REPRESENTATION NOT EXPRESSLY SET OUT HEREIN.

4.       CHOICE OF LAW AND VENUE

        4.1 This AGREEMENT shall be governed by and construed under the Laws of the State of California in force from time to time. Any proceeding arising out of this AGREEMENT shall be brought in Orange County, California.

                                                           EXHIBIT 10.53; PAGE 7

5.      GENERAL PROVISIONS

        5.1 Notices. All notices shall be given in writing and shall be effective when either (i) served by personal delivery, (ii) upon receipt of mail sent as certified mail, return receipt requested, or (iii) upon receipt of facsimile transmission if verified by a written or electronic record of the transmission, provided that any such communication is addressed to the parties at their respective addresses and/or facsimile numbers set forth below, or to such other address or numbers as either party may later specify by written notice or provide as part of the performance of this Agreement.

        If to HCI:

               Hydro Components, Inc.
               P. O. Box 1096
               Blue Bell, PA   19422

        If to ELECTROPURE:

               Electropure, Inc.
               23456 Southpointe
               Laguna Hills, CA 92653

        5.2 This Agreement shall not be considered an offer by either party, and it shall not be effective until signed by both parties. This Agreement constitutes the entire understanding of the parties with respect to the subject matter of this Agreement and merges all prior communications, understandings, and agreements. This Agreement may be modified only by a written agreement signed by the parties.

        5.3 The relationship of the parties is that of independent contractor, and nothing herein shall be construed to create a partnership, joint venture, franchise, employment, or agency relationship between the parties. ELECTROPURE shall have no authority to enter into agreements of any kind on behalf of HCI and shall not have the power or authority to bind or obligate HCI in any manner to any third party.

        5.4 If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision shall be ineffective to the extent of such invalidity or unenforceability; provided, however, that the remaining provisions will continue in full force without being impaired or invalidated in any way unless such invalid or unenforceable provision or clause shall be so significant as to materially affect the Parties' expectations regarding this Agreement. Otherwise, the Parties hereto agree to replace any invalid or unenforceable provision with a valid provision which most closely approximates the intent and economic effect of the invalid or unenforceable provision.

        5.5 The failure of either party to enforce at any time any of the provisions hereof shall not be a waiver of such provision, or any other provision, or of the right of such party thereafter to enforce any provision hereof.

                                                           EXHIBIT 10.53; PAGE 8

        5.6 This AGREEMENT may be executed simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.


        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed below.


ELECTROPURE, INC.                         HYDRO COMPONENTS, INC.

By  /S/  FLOYD H. PANNING                 By  /S/  JOSEPH M. BERNATOWICZ
   ---------------------------------         -----------------------------------
    Floyd H. Panning, President               Joseph M. Bernatowicz, President
    23456 Southpointe Drive                   P. O. Box 1096
    Laguna Hills, CA  92653                   Blue Bell, PA  19422

                                                           EXHIBIT 10.53; PAGE 9

                               SECURITY AGREEMENT
                     (Exhibit "B" to 8% Sixty-Day Term Note)

               THIS SECURITY AGREEMENT (the "Agreement") is entered into as of this 17th day of February, 1998 by and between ELECTROPURE, INC., a California corporation, as the secured party hereunder ("Secured Party"), and HYDRO COMPONENTS, INC., a Pennsylvania corporation ("HCI") as the company granting the security interest hereunder, with reference to the following facts:

               A. Concurrently herewith, Secured Party, HCI and Joseph M. Bernatowicz ("Guarantor"), have entered into a $200,000 8% Sixty-Day Term Note upon the terms and conditions set forth therein (the "Note").

               B. In order to induce Secured Party to enter into the Note, HCI desires to grant to Secured Party a security interest in the Collateral (as defined below) upon the terms and subject to the conditions hereinafter provided.

               NOW, THEREFORE, in consideration of the foregoing recitals of facts and the mutual agreements set forth below, the parties hereto agree as follows:

               SECTION 1. Definitions. As used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1. References in this Agreement to "Sections" are references to Sections hereof.

                      1.1 "Collateral" means all of that property identified on Exhibit "A" attached hereto and all proceeds arising out of the sale, lease, license, exchange, collection or other disposition thereof.

                      1.2 "Secured Party Indebtedness" means all indebtedness and obligations of HCI to the Secured Party described or referred to in Section 3.

                      1.3 "Security Interest" means that security interest in the Collateral granted to the Secured Party pursuant to Section 2.

               SECTION 2. Grant of Security Interest. To secure the payment of all Secured Party Indebtedness and the due and punctual performance by HCI of all the obligations described in Section 3, HCI hereby creates, grants and assigns to the Secured Party a continuing security interest in and to all the Collateral.

               SECTION 3. Obligations Secured. The Security Interest secures the following:

                      3.1 The performance and payment of the Note.

                      3.2 Payment of all amounts spent by the Secured Party to preserve or to protect the Collateral, including, but not limited to, taxes, maintenance fees and reasonable attorneys' fees.

                                                          EXHIBIT 10.53; PAGE 10

               SECTION 4. Collateral Covenants. HCI hereby represents and warrants to, and agrees with, the Secured Party that:

                      4.1 It will properly maintain and care for the Collateral, including the payment of any fees required to continue in force any of the Collateral, and defend the Collateral against any adverse lien, charge, encumbrance, claim or demand;

                      4.2 It will notify the Secured Party in writing prior to any change in its business office or the office or offices where books and records concerning the Collateral are kept;

                      4.3 It will provide the Secured Party with evidence within five (5) days of the date of this Agreement that any security interest granted in any of the Collateral to persons who held shares in or loaned HCI any funds terminated of record as of February 15, 1998. Except for the security interest granted above, it has not granted and will not grant any security interest in any of the Collateral to any person with a preference over the security interest granted hereby to the Secured Party, it has not executed and will not execute any security agreement or financing statement or other documents which can be filed in any public office covering any Collateral and the Secured Party will have, so long as any Secured Party Indebtedness remains unpaid, a first priority, perfected security interest in all of the Collateral.

                      4.4 It will not sell, contract for sale or otherwise dispose of any of the Collateral;

                      4.5 It will notify the Secured Party of any event which adversely affects the value of the Collateral as a whole, the ability of it or the Secured Party to dispose of the Collateral, or the rights and remedies of the Secured Party in relation thereto, including, but not limited to, the levy of any legal process against the Collateral or any portion thereof, whether governmental or otherwise;

                      4.6 It will execute and deliver to the Secured Party all documents and instruments necessary or advisable, in the opinion of the Secured Party, to perfect and maintain the Security Interest in favor of the Secured Party in and to all Collateral, including, but not limited to, delivery to Secured Party of financing statements and other documents which can be filed pursuant to the Uniform Commercial Code, the United States Code or any other applicable law, all in form and substance acceptable to the Secured Party; and the Secured Party may file in the appropriate public office any such document or instrument; and

                      4.7 It will pay when due or prior to delinquency, as the case may be, all debts relating to or affecting the Collateral and all taxes, charges, encumbrances and assessments against the Collateral, and upon the failure of HCI to make such payments, the Secured Party, at its option, may pay any of them and shall be the judge of the legality or validity thereof and the amount necessary to discharge the same. Any amounts so paid the Secured Party shall be immediately due and payable by HCI to the Secured Party and shall become a part of the Secured Party Indebtedness secured hereunder.

                                                          EXHIBIT 10.53; PAGE 11

               SECTION 5. Events of Default. An "Event of Default" as used in this Agreement shall mean any of the following events: (a) the failure by Joseph
M. Bernatowicz or HCI to pay the Secured Party Indebtedness or any portion thereof when the same is due or to perform any covenant, agreement or duty relating to the Secured Party Indebtedness, (b) any representation or warranty of HCI in any agreement or document relating to the Secured Party Indebtedness shall prove to have been false or misleading in any material respect when made or when deemed to have been made, (c) Secured Party shall fail to have a valid and enforceable first priority perfected security interest in any Collateral, except where such failure results from Secured Party's action or failure to act with respect to the filing of financing statements, (d) a judgment or judgments shall be entered against Joseph M. Bernatowicz or HCI in the aggregate amount of Twenty Five Thousand Dollars ($25,000) or more on a claim or claims not substantially covered by insurance other than such judgments that are being contested in good faith and as to which, in Secured Party's reasonable judgment, an adequate reserve has been provided on financial statements, (e) HCI or Bernatowicz shall fail to pay its debts generally as they come due or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of debtors, (f) an involuntary petition shall be filed under any bankruptcy statute against HCI or Bernatowicz or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) shall be appointed to take possession, custody, or control of the properties of HCI or Bernatowicz, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from he date of said filing or appointment, or (g) HCI shall fail to fund the prompt and timely payment of any fees to maintain the Collateral in force.

               SECTION 6. Remedies on Default. Notwithstanding any provision to the contrary in any agreements executed contemporaneously herewith, upon the occurrence of any Event of Default hereunder, the Secured Party shall notify HCI in writing of the nature and extent of such default and of the period of time, which shall be not less than thirty (30) days, during which HCI or Bernatowicz will be expected to remedy such default or defaults; provided, of course, that a remedy is available. If, at the expiration of the period specified in such notice, such default or defaults have not been substantially remedied, Secured Party shall be entitled to:

                      6.1 Enforce the Security Interest pursuant to the applicable Uniform Commercial Code, the United States Code, or any other applicable law, and for purposes hereof ten (10) days' notice shall be deemed to be reasonable notice of any intent to sell the Collateral at public or private sale;

                      6.2 Require HCI to assemble the Collateral and the records pertaining thereto and make them available to the Secured Party at a place designated by the Secured Party;

                      6.3 To the fullest extent permitted by law, enter any premises of HCI and take possession of the Collateral and of the records pertaining to the Collateral;

                      6.4 Grant extensions, compromise claims and settle accounts for less than the face value thereof in good faith and in a commercially reasonable manner, all without prior notice to HCI;

                                                          EXHIBIT 10.53; PAGE 12

                      6.5 Use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right or technical process used or utilized by HCI, including "Hydro Components;"

                      6.6 Take such measures as the Secured Party shall deem necessary or advisable to preserve, process, develop, maintain, protect, care for or insure the Collateral or any portion thereof, and Hci hereby irrevocably constitutes and appoints the Secured Party as its attorney-in-fact to perform all acts and things in connection therewith;

                      6.7 Cause the Collateral to be transferred to the Secured Party's name or to the name of its nominee;

                      6.8 Exercise as to the Collateral all the rights, powers and remedies of any owner necessary to the exercise of its rights under this Agreement; and

                      6.9 In addition to being entitled to proceed to exercise with respect to the Collateral all of the rights and remedies available to a secured party upon default under the applicable Uniform Commercial Code, the United States Code or applicable law, the Secured Party shall have those other rights and remedies provided herein and such other rights and remedies as may be provided by law.

               Each purchaser at any sale of the Collateral shall hold such Collateral absolutely free from any claim or right on the part of HCI. To the full extent permitted by law, HCI hereby waives (i) all rights of redemption, stay or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted and (ii) any right which it may have to demand a hearing or other judicial or administrative proceeding prior to the enforcement of the Secured Part of any of its rights and remedies hereunder. Any public or private sale of the Collateral or any portion thereof shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of sale, and at any such sale the Collateral, or the portion thereof to be sold, may be sold in one block, as an entirety or separately, as the Secured Party may determine. Any sale may be conducted by an auctioneer or by an officer, attorney or agent of the Secured Party. The parties hereto agree that five (5) days' notice of any proposed sale is acceptable and reasonable. The Secured Party may be a purchaser at any public or private sale. The Secured Party shall not be obligated to make any sale of the Collateral or any portion thereof if it determines not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Secured Party may, without notice or publication, adjourn a public or private sale of the Collateral or cause the same to be adjourned from time to time by announcement, at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

               SECTION 7. Application of the Proceeds. All proceeds of any sale of the Collateral by the Secured Party pursuant to Section 6 shall be applied as follows:

                                                          EXHIBIT 10.53; PAGE 13

               First, to the payment of all fees and expenses incurred by the Secured party in connection with any such sale including, but not limited to, all court costs and fees of counsel to the Secured Party in connection therewith;

               Second, to the payment of any amounts owing to the Secured Party by HCI hereunder; and

               Third, to HCI.

               SECTION 8. Miscellaneous Provisions.

                      8.1 All advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising any right, power or remedy conferred by this Agreement or in the enforcement hereof, shall become a part of the Secured Party Indebtedness secured hereunder and shall be paid to the Secured party by HCI immediately and without demand, with interest thereon at the rate provided in the Note.

                      8.2 Certain Waivers. HCI, to the extent permitted by law, waives any right to require the Secured Party to (a) proceed against person, (b) proceed against or exhaust the Collateral, or (c) pursue any other remedy in the Secured Party's power, and waives any defense arising by reason of any disability or any other defense of HCI or any other person, or by reason of the cessation from any cause whatsoever of the liability of HCI or any other person. Until such times as full payment is made to the Secured Party of all Secured Party Indebtedness and full performance of all obligations relating to the Secured Party Indebtedness, HCI shall have no right of subrogation and waives any right to enforce any remedy which the Secured Party now has or may hereafter have against any other person and waives any benefit of and any right to participate in the Collateral now or hereafter held by the Secured Party. HCI authorizes the Secured Party, without notice or demand and without affecting HCI's liability hereunder or on the Secured Party Indebtedness, from time to time to: (1) renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Secured Party Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon; (2) take and hold security, other than the Collateral herein described or any part thereof or any such other security; and (3) release or substitute any guarantors of the Secured Party Indebtedness or any part thereof, or any other parties thereto.

                      8.3 Amendments, Waivers and Consents. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed by the party against whom enforcement of the amendment, modification, waiver or consent is sought.

                      8.4 Notices. All notice, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by first class mail, postage prepaid, to the address set forth below, or to such other address as any party may specify in writing to all other parties:

                                                          EXHIBIT 10.53; PAGE 14

                      (a)    If to the Secured party, to:

                             Electropure, Inc.
                             23456 Southpointe
                             Laguna Hills, California   92653
                             Attn:  Floyd H. Panning, President

                      (b)    If to HCI, to:

                             Hydro Components, Inc.
                             P. O. Box 1096
                             Blue Bell, PA   19422
                             Attn:  Joseph M. Bernatowicz

                      8.5 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California, except to the extent the security interest in the Collateral is governed by United States law or the law of any other jurisdiction.

                      8.6 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

                      8.7 Successors and Assigns. This Agreement shall be binding upon HCI and its permitted successors and assigns.

                      8.8 Survival. All covenants, agreements, representations and warranties made by HCI herein shall survive the execution and delivery of this Agreement and such covenants, agreements, representations and warranties shall continue in full force and effect until all Secured Party Indebtedness is paid and performed in full.

                      8.9 Severability. In case any one or more provision or portions hereof should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                      8.10 Attorney's Fees. In the event of any dispute regarding the obligations or the respective rights and interests of the parties hereunder, the prevailing party shall recover, upon demand, from the other party, all reasonable fees, costs and expenses (including, without limitation, such fees, costs and expenses of litigation and appeals) incurred by such prevailing party in enforcing any provision hereof, whether or not litigation has commenced with respect thereto and without regard to any schedule or the determination by a court as to the fees, costs and expenses of such enforcement.

                                                          EXHIBIT 10.53; PAGE 15

                      8.11 Complete Agreement. The foregoing constitutes the full and complete agreement between the parties with respect to the subject matter hereof, or contemplated hereby, and there are no other oral or written agreements in relation to the subject matter hereof.

                      8.12 Waivers and Consents. To the fullest extent permitted by law, the Secured Party reserves the right in the exercise of its discretion to refuse to (a) waive any of its rights hereunder of (b) consent to the taking of any action (or the failure to take any action) on the part of HCI which, if taken (or upon the failure to so act), will result with or without giving notice, the passage of time or both in the occurrence of an Event of Default under this Agreement. Where any of the provisions of this Agreement provide that any matter, document, instrument, item or thing is subject to the discretion, consent, satisfaction, waiver, approval or determination of the Secured Party, then (unless expressly otherwise provided herein) such discretion, consent, satisfaction, waiver, approval or determination may be exercised, and or withheld by the Secured Party in the exercise of its reasonable good faith discretion.

                      IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date first above written.

"SECURED PARTY"                     "HCI"

ELECTROPURE, INC.                   HYDRO COMPONENTS, INC.

By  /S/  FLOYD H. PANNING           By  /S/  JOSEPH M. BERNATOWICZ
   ------------------------------      -----------------------------------------
    Floyd H. Panning, President        Joseph M. Bernatowicz, President and sole
                                       shareholder of Hydro Components, Inc.

                                                          EXHIBIT 10.53; PAGE 16

                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT

                          DESCRIPTION OF THE COLLATERAL

        All rights, title and interest of HCI and/or Joseph M. Bernatowicz relating to the ownership of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located, collectively referred to as the "Collaterial":

(1) All accounts (including accounts receivable), contract rights, letters of credit, chattel paper, instruments, notes, documents, and documents of title;

(2)     All inventory;

(3)     All moneys, securities, and other property of any kind;

(4) All deposit accounts, credits, and balances with any financial institution;

(5) All books, records and other property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(6) All accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

                                                          EXHIBIT 10.53; PAGE 17

                           UNLIMITED PERSONAL GUARANTY
                     (EXHIBIT "C" TO 8% SIXTY-DAY TERM NOTE)

Blue Bell, Pennsylvania                                        February 17, 1998

        FOR VALUABLE CONSIDERATION and to induce ELECTROPURE, INC., its successors and assigns (hereinafter collectively referred to as "ELECTROPURE"), at its option, to make a loan for the account of HYDRO COMPONENTS, INC. (hereinafter referred to as the "Borrower" or "HCI"), the undersigned, and each of them, jointly and severally with the Borrower, hereby unconditionally guarantee(s) to Electropure that all loans hereinabove referred to, including all other indebtedness of any kind which may be owning by the Borrower to Electropure, now or hereafter and that any and all Instruments herein referred to (whether heretofore or hereafter issued) in which Electropure may now or hereafter hold any interest either as owner or as security, or otherwise, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or if now due, when payment thereof shall be demanded by Electropure, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by Electropure, and that in case of one or more extensions of time of payment or renewals, in whole or in part, of any such loans and other obligations, that the same will be promptly paid when due according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise.

        2. The undersigned hereby waives notice of acceptance of this guaranty, and also of presentment, demand, protest and notice of dishonor for non-acceptance or non-payment of any and all of said instruments, hereinbefore referred to and likewise waives demand for payment and notice of non-payment of any and all loans and other obligations hereinbefore referred to, and promptness in commencing suit against any party hereto or liable thereon and/or in giving any notice to or of making any claim or demand hereunder upon the undersigned. This guaranty and all rights, obligations and liabilities arising hereunder shall be construed according to the laws of the State of California.

        3. The undersigned hereby consents and agrees that Electropure may at any time, or from time to time in its discretion, (1) extend or change the time of payment, and/or the manner, place or terms of payments of all or any such Instruments, loans and other obligations, or any part or parts thereof, or of any renewal or renewals thereof, (2) exchange, release, and/or surrender all or any of the collateral security, or any part or parts thereof, (by whomsoever deposited) which is now or may hereafter be held by Electropure in connection with this guaranty, or in connection with any or all Instruments, loans and other obligations hereinabove referred to, (3) in the event of default, sell and/or purchase all or any part of such collateral at public or private or notarial sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale and delivery, the proceeds of such sale or sales may be applied by Electropure upon any obligation or obligations of the Borrower, payment of which is guaranteed by the undersigned or upon any other debt or liability of the respective undersigned to Electropure, (4) settle or compromise with the Borrower, and/or any other person or persons liable thereon, any and all instruments, loans and other obligations, payment of which is hereby guaranteed by the undersigned, and/or subordinate the payment of the same or any part thereof to the payment of any other debt or claim which may at any time be due or owing to Electropure and/or any other person or

                                                          EXHIBIT 10.53; PAGE 18

corporation, all in such manner and upon such terms as Electropure may determine, and without notice to or further assent from any of the undersigned, who hereby agree to be and remain bound by this guaranty, irrespective of the existence, value or conditions of any collateral, and notwithstanding any such exchange, settlement, compromise, surrender, release, sale application, renewal or extension.

        4. The liability of the undersigned hereunder shall be unlimited. No payment by the undersigned pursuant to any provision hereof shall entitle the undersigned, by subrogation to the rights of Electropure or otherwise, to any payment by the Borrower or out of the property of the Borrower, except after payment in full of all sums (including interest, costs and expenses) which may be or become payable by the Borrower to Electropure at any time or from time to time. It being further understood that, until such time as all obligations of the Borrower to Electropure have been paid in full, the undersigned agrees that neither he, nor his respective executors, administrators, successors or assigns, shall exercise any right to proceed against the Borrower under applicable law.

        5. As security for the obligations of the undersigned hereunder, the undersigned hereby pledges to Electropure and gives it a general lien upon and/or right of set-off any assets and/or capital stock of Borrower held by the undersigned, now or at any time hereafter existing.

        6. No delay on the part of Electropure in exercising or enforcing any rights or liens hereunder or in taking any action to collect or enforce any of the indebtedness or other obligation hereby guaranteed, shall operate as waiver of any such rights or liens or prejudice in any manner the rights of Electropure hereunder, as against the undersigned.

        7. In case of insolvency or bankruptcy in the affairs of the Borrower, or of the undersigned, or in case a petition in bankruptcy or for the appointment of a receiver should be filed in any court by or against the Borrower or by or against the undersigned, or application should be made for the attachment of any properties of any of them, all of the instruments, loans or other obligations hereinbefore referred to shall be deemed for the purpose of this guaranty immediately due and payable, and the responsibility of the undersigned in this document shall be demandable, all without demand or notice.

        8. This is a continuing guaranty and shall remain in full force and effect until Electropure has, in fact, received notice in writing at its office that the same has been revoked by the undersigned. This guaranty may not be cancelled or revoked in any other manner, and it is expressly agreed that the fact that no use if made of this guaranty for a period or various periods of time shall not be construed as amounting to a revocation or cancellation thereof. The revocation of this guaranty shall not release the undersigned from any liability as to any Instruments, loans or other obligations hereinbefore referred to which may be held by Electropure or in which Electropure may have any interest at the time of the receipt of such notice. No act or omission of any kind on the part of Electropure in the premises shall in any event affect or impair this guaranty, nor shall the same be affected by any change which may arise by reason of the death of any partner or partners of the undersigned, or of the Borrower, or of the accession to any such partnership of one or more new partners.

                                                          EXHIBIT 10.53; PAGE 19

        9. This guaranty shall be binding upon the undersigned, and his respective heirs, administrators, successors and assigns, as soon as any loan is made by Electropure, the undersigned hereby consenting and agreeing that the loan which Electropure hereafter makes shall be deemed to be made by request of the undersigned and in reliance upon this guaranty.

        IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on the day and date first above written.


                                 /S/ JOSEPH M. BERNATOWICZ
                                 ----------------------------------------------
                                 JOSEPH M. BERNATOWICZ